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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 9, 1997

                             MEDAPHIS CORPORATION
            (Exact name of registrant as specified in its charter)


          DELAWARE                 000-19480                   58-1651222
(State or other jurisdiction    (Commission File              (IRS Employer
     of incorporation )              Number)              Identification Number)



                           2700 CUMBERLAND PARKWAY
                                  SUITE 300
                            ATLANTA, GEORGIA 30339
              (Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (770) 444-5300



                                NOT APPLICABLE

        (Former Name or Former Address, if Changed Since Last Report)

                        Exhibit Index Located on Page:
                          Total Number of Pages: 3
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Item 4.         Changes in Registrant's Certifying Accountants.

        On July 9, 1997, following a previously disclosed competitive review and request for proposal process participated in by a number of nationally recognized accounting firms (including the Registrant's present auditors), the Registrant engaged Price Waterhouse LLP as the Registant's new principal accountants.







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                                  Signatures
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  July 11, 1997



                                        MEDAPHIS CORPORATION



                                        By: /s/ Jerome H. Baglien
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                                           Jerome H. Baglien
                                           Senior Vice President,
                                           Chief Financial Officer and
                                           Assistant Secretary




























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